EXHIBIT 10.2

CONTINUING GUARANTY

FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and in consideration of credit and/or financial accommodation heretofore or hereafter from time to time made or granted to INTERNATIONAL RECTIFIER SOUTHEAST ASIA PTE. LTD. (the “Borrower”) pursuant to the Credit Agreement (as defined below) with BANK OF AMERICA, N.A., as Administrative Agent, and the other Lenders party thereto (Agent and Lenders being collectively referred to herein as the “Lender”), the undersigned Guarantor (the “Guarantor”) hereby furnishes its guaranty of the Guaranteed Obligations (as hereinafter defined) as follows:

1.             Guaranty. The Guarantor hereby absolutely and unconditionally guarantees, as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all existing and future indebtedness and liabilities of every kind, nature and character, direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary and whether for principal, interest, premiums, fees indemnities, damages, costs, expenses or otherwise, of the Borrower to the Lender, arising under that certain Credit Agreement dated June 27, 2006 between the Borrower and the Lender (the “Credit Agreement”) and any of the other Loan Documents (as defined therein) (including all renewals, extensions, amendments, refinancings and other modifications thereof and all costs, attorneys’ fees and expenses incurred by the Lender in connection with the collection or enforcement thereof), and whether recovery upon such indebtedness and liabilities may be or hereafter become unenforceable or shall be an allowed or disallowed claim under any proceeding or case commenced by or against the Guarantor or the Borrower under the Bankruptcy Code (Title 11, United States Code), any successor statute or any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally (collectively, “Debtor Relief Laws”), and including interest that accrues after the commencement by or against the Borrower of any proceeding under any Debtor Relief Laws (collectively, the “Guaranteed Obligations”). The Lender’s books and records showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon the Guarantor and conclusive for the purpose of establishing the amount of the Guaranteed Obligations. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of the Guarantor under this Guaranty, and the Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing.

2.             No Setoff or Deductions; Taxes; Payments. The Guarantor represents and warrants that it is organized and resident in the United States of America. The Guarantor shall make all payments hereunder without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Guarantor is compelled by law to make such deduction or withholding. If any such obligation (other than one arising with respect to (a) taxes imposed on or measured by the Lender’s overall net income, gross receipts or capital (however denominated), and franchise taxes, excise taxes, net worth and similar levies (in lieu of taxes on overall net income, gross receipts or capital), or (b) any branch profits taxes imposed by the United States or any similar tax imposed by any jurisdiction in which the Borrower is located) is imposed upon the Guarantor with respect to any amount payable by it hereunder, the Guarantor will pay to the Lender, on the date on which such amount is due and payable hereunder, such additional amount in U.S. dollars as shall be necessary to enable the Lender to receive the same net amount which the Lender would have received on such due date had no such obligation been imposed upon the Guarantor. The Guarantor will deliver promptly to the Lender upon request evidence of all withholding taxes paid by it with respect to payments made by the Guarantor hereunder. The obligations of the Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty. At the Lender’s option, all payments under this Guaranty shall be made in the United States. The obligations hereunder shall not be affected by any acts of any legislative body or governmental authority affecting the Borrower, including but not limited to, any restrictions on the conversion of currency or repatriation or control of funds or any total or partial expropriation of the Borrower’s property, or by economic, political, regulatory or other events in the countries where the Borrower is located.

3.             Rights of Lender. The Guarantor consents and agrees that the Lender may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof:  (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Guaranteed Obligations or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Guaranty or any Guaranteed Obligations; (c) apply such security and direct the order or manner of sale thereof as the Lender in its sole discretion may determine; and (d) release or substitute one or more of any endorsers or other guarantors of any of the Guaranteed Obligations. Without limiting the generality of the foregoing, the Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of the Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of the Guarantor.

4.             Certain Waivers. The Guarantor waives (a) any defense arising by reason of any disability or other defense of the Borrower or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of the Lender) of the liability of the Borrower; (b) any defense based on any claim that the Guarantor’s obligations exceed or are more burdensome than those of the Borrower; (c) the benefit of any statute of limitations affecting the Guarantor’s liability hereunder; (d) any right to require the Lender to proceed against the Borrower, proceed against or exhaust any security for the Guaranteed Obligations, or pursue any other remedy in the Lender ‘s power whatsoever; (e) any benefit of and any right to participate in any security now or hereafter held by the Lender; and (f) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties. The Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guaranteed Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Guaranteed Obligations.

5.             Obligations Independent. The obligations of the Guarantor hereunder are independent of the Guaranteed Obligations and the obligations of any other guarantor, and a separate action may be brought against the Guarantor to enforce this Guaranty whether or not the Borrower or any other person or entity is joined as a party.

6.             Subrogation. The Guarantor shall not exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all of the Guaranteed Obligations and any amounts payable under this Guaranty have been indefeasibly paid and performed in full and any commitments of the Lender or facilities provided by the Lender with respect to the Guaranteed Obligations are terminated. If any amounts are paid to the Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to reduce the amount of the Guaranteed Obligations, whether matured or unmatured.

7.             Termination; Reinstatement. This Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations and any other amounts payable under this Guaranty are indefeasibly paid in full in cash and any commitments of the Lender or facilities provided by the Lender with respect to the Guaranteed Obligations are terminated. Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of the Borrower or the Guarantor is made, or the Lender exercises its right of setoff, in respect of the Guaranteed Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Lender is in possession of or has released this Guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of the Guarantor under this paragraph shall survive termination of this Guaranty.

8.             Subordination. The Guarantor hereby subordinates the payment of all obligations and indebtedness of the Borrower owing to the Guarantor, whether now existing or hereafter arising, including but not limited to any obligation of the Borrower to the Guarantor as subrogee of the Lender or resulting from the Guarantor’s performance under this Guaranty, to the indefeasible payment in full in cash of all Guaranteed Obligations; provided, that unless and until an Event of Default has occurred and is continuing under the Credit Agreement, Guarantor may take and receive any payments from the Borrower not otherwise prohibited by the Credit Agreement. If the Lender so requests after an Event of Default has occurred under the Credit Agreement and while it is continuing, any such obligation or indebtedness of the Borrower to the Guarantor shall be enforced and performance received by the Guarantor as trustee for the Lender and the proceeds thereof shall be paid over to the Lender on account of the Guaranteed

Obligations, but without reducing or affecting in any manner the liability of the Guarantor under this Guaranty.

9.             Stay of Acceleration. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, in connection with any case commenced by or against the Guarantor or the Borrower under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by the Guarantor immediately upon demand by the Lender.

10.          Expenses. The Guarantor shall pay on demand all out-of-pocket expenses (including attorneys’ fees and expenses and the allocated cost and disbursements of internal legal counsel) in any way relating to the enforcement or protection of the Lender’s rights under this Guaranty or in respect of the Guaranteed Obligations, including any incurred during any “workout” or restructuring in respect of the Guaranteed Obligations and any incurred in the preservation, protection or enforcement of any rights of the Lender in any proceeding any Debtor Relief Laws. The obligations of the Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.

11.          Miscellaneous. No provision of this Guaranty may be waived, amended, supplemented or modified, except by a written instrument executed by the Lender and the Guarantor. No failure by the Lender to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein. Unless otherwise agreed by the Lender and the Guarantor in writing, this Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by the Guarantor for the benefit of the Lender or any term or provision thereof.

12.          Condition of Borrower. The Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Borrower and any other guarantor such information concerning the financial condition, business and operations of the Borrower and any such other guarantor as the Guarantor requires, and that the Lender has no duty, and the Guarantor is not relying on the Lender at any time, to disclose to the Guarantor any information relating to the business, operations or financial condition of the Borrower or any other guarantor (the guarantor waiving any duty on the part of the Lender to disclose such information and any defense relating to the failure to provide the same).

13.          Setoff. If and to the extent any payment is not made when due hereunder, the Lender may setoff and charge from time to time any amount so due against any or all of the Guarantor’s accounts or deposits with the Lender.

14.          Representations and Warranties. The Guarantor represents and warrants that (a) it is duly organized and in good standing under the laws of the jurisdiction of its organization and has full capacity and right to make and perform this Guaranty, and all necessary authority has been obtained; (b) this Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law; (c) the making and performance of this Guaranty does not and will not violate the provisions of any applicable law, regulation or order, and does not and will not result in the breach of, or constitute a default or require any consent under, any material agreement, instrument, or document to which it is a party or by which it or any of its property may be bound or affected; and (d) all consents, approvals, licenses and authorizations of, and filings and registrations with, any governmental authority required under applicable law and regulations for the making and performance of this Guaranty have been obtained or made and are in full force and effect.

15.          Guarantor’s Covenants. Guarantor covenants and agrees to comply with all of its financial and other covenants contained in Article V of that certain Credit Agreement dated as of November 7, 2003, as amended by that certain Amendment to the Credit Agreement, dated June 5, 2006, among Guarantor, the banks, financial institutions and other institutional lenders signatory thereto, and BNP Paribas, as administrative agent for the Lender Parties (as defined therein), and as at any time further amended (the “Parent Credit Agreement”), the terms of which Parent Credit Agreement are incorporated herein by reference, all as if made directly in favor of Lender, other than the covenants contained in Sections 5.01(j) and 5.01(l) (together, the “Collateral Covenants”) and Sections 5.02(a) and 5.02(j) (together, the “Negative Pledge Covenants”). In the event that the Parent Credit Agreement is either amended and restated, or replaced by another financing and in either case, either (w) Lender is also a party thereto, or (x) Lender is not a party thereto but such financing is in an amount not less than $100,000,000 and is provided by not less than four separate lenders, then Guarantor shall instead comply with all covenants in the Parent Credit Agreement as so amended and restated or with all of the covenants contained in any such replacement facility. If, as of any date, the Parent Credit Agreement is (y) terminated and has not yet been replaced,  or (z) replaced by a financing which does not qualify under clause (x) of the preceding paragraph, then Guarantor shall continue to comply with all of the covenants contained in Article V of the Parent Credit Agreement (other than the Collateral Covenants, but in this case including the Negative Pledge Covenants) which are in effect as of the date immediately prior to such termination or replacement. At all times that the Parent Credit Agreement is outstanding, the Guarantor shall first obtain the consent of the Lender to any amendments or modifications to Section 5.02(a) of the Parent Credit Agreement prior to the effectiveness of any such amendment or modification.

16.          Indemnification and Survival. Without limitation on any other obligations of the Guarantor or remedies of the Lender under this Guaranty, the Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless the Lender from and against, and shall pay on demand, any and all damages, losses, liabilities and expenses (including attorneys’ fees and expenses and the allocated cost and disbursements of internal legal counsel) that may be suffered or incurred by the Lender in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms. The obligations of the Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.

17.          Governing Law; Assignment; Jurisdiction; Notices. This Guaranty shall be governed by, and construed in accordance with, the internal laws of the State of New York. This Guaranty shall (a) bind the Guarantor and its successors and assigns, provided that the Guarantor may not assign its rights or obligations under this Guaranty without the prior written consent of the Lender (and any attempted assignment without such consent shall be void), and (b) inure to the benefit of the Lender and its successors and assigns. The Guarantor hereby irrevocably (i) submits to the non-exclusive jurisdiction of any United States Federal or State court sitting in New York City, New York in any action or proceeding arising out of or relating to this Guaranty, and (ii) waives to the fullest extent permitted by law any defense asserting an inconvenient forum in connection therewith. Service of process by the Lender in connection with such action or proceeding shall be binding on the Guarantor if sent to the Guarantor by registered or certified mail at its address specified below or such other address as from time to time notified by the Guarantor. The Guarantor agrees that the Lender may disclose to any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations of all or part of the Guaranteed Obligations any and all information in the Lender’s possession concerning the Guarantor or this Guaranty. All notices and other communications to the Guarantor under this Guaranty shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier to the Guarantor at its address set forth below or at such other address in the United States as may be specified by the Guarantor in a written notice delivered to the Lender at such office as the Lender may designate for such purpose from time to time in a written notice to the Guarantor.

18.          WAIVER OF JURY TRIAL; FINAL AGREEMENT. TO THE EXTENT ALLOWED BY APPLICABLE LAW, THE GUARANTOR AND THE LENDER EACH IRREVOCABLY WAIVES TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING ON, ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE GUARANTEED OBLIGATIONS. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

19.           Foreign Currency. If any claim arising under or related to this Guaranty is reduced to judgment denominated in a currency (the “Judgment Currency”) other than the currencies in which the Guaranteed Obligations are denominated or the currencies payable hereunder (collectively the “Obligations Currency”), the judgment shall be for the equivalent in the Judgment Currency of the amount of the claim denominated in the Obligations Currency included in the judgment, determined as of the date of judgment. The equivalent of any Obligations Currency amount in any Judgment Currency shall be calculated at the spot rate for the purchase of the Obligations Currency with the Judgment Currency quoted by the Lender in the place of the Lender’s choice at or about 8:00 a.m. on the date for determination specified above. The Guarantor shall indemnify the Lender and hold the Lender harmless from and against all loss or damage resulting from any change in exchange rates between the date any claim is reduced to judgment and the date of payment thereof by the Guarantor or any failure of the amount of any such judgment to be calculated as provided in this paragraph.

[signature page follows]

Executed this 27th day of June, 2006.

INTERNATIONAL RECTIFIER CORPORATION

By:/s/ Michael P. McGee

Name: Michael P. McGee

Title: Executive Vice President and Chief Financial Officer

Address:                101 North Sepulveda Blvd.
                                El Segundo, CA 90245
                                Attn: Global Treasury &
                                Risk Management Dept.
                                Phone: 310-252-7181
                                Fax: 310-726-8597